UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 8, 2021

XPERI HOLDING CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	001-39304	84-4734590
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices, including Zip Code)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	XPER	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.

Credit Agreement Amendment

On June 8, 2021, Xperi Holding Corporation (the “Company”) (i) entered into Amendment No. 1 to Credit Agreement (the “Amendment”) among the Company, the subsidiaries of the Company party thereto, Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”), and the lenders party thereto, which amended the Credit Agreement, dated as of June 1, 2020 (the “Credit Agreement”), by and among the Company, the lenders from time to time party thereto, the Administrative Agent and the Collateral Agent, and (ii) in connection with the Amendment, made a voluntary prepayment of term loans outstanding under the Credit Agreement in an aggregate principal amount of $50,625,000 with cash on hand.

The Amendment provides for, among other things, (i) a replacement of the outstanding term loans with a new tranche of term loans (the “Refinancing Term B Loans”) in an aggregate principal amount of $810,000,000, (ii) a reduction of the interest rate margin applicable to such loans to (x) in the case of Eurodollar loans, 3.50% per annum and (y) in the case of base rate loans, 2.50% per annum, (iii) a prepayment premium of 1.00% in connection with any repricing transaction with respect to the Refinancing Term B Loans within six months of the closing date of the Amendment, and (iv) certain additional amendments, including amendments to provide the Company with additional flexibility under the covenant governing restricted payments.

The description of the Amendment contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Description

10.1

Amendment No. 1 to Credit Agreement, dated as of June 8, 2021, among Xperi Holding Corporation, the subsidiaries of Xperi Holding Corporation party thereto, Bank of America, N.A., as administrative agent and collateral agent, and the lenders party thereto.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* An exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K.  The registrant agrees to furnish supplementally to the Securities and Exchange Commission a copy of the omitted exhibit upon request, provided that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2021	Xperi HOLDING corporation

	By:	/s/ Robert Andersen
	Name:	Robert Andersen
	Title:	Chief Financial Officer